UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of report (Date of earliest event reported): May 14, 2025
MURPHY OIL CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	1-8590	71-0361522
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

9805 Katy Fwy, Suite G-200
Houston,	Texas	77024
(Address of principal executive offices, including zip code)

(281)	675-9000
Registrant’s telephone number, including area code
Not applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, $1.00 Par Value	MUR	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).                                             Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.                                                ☐

Item 5.07.   Submission of Matters to a Vote of Security Holders
The following information is furnished pursuant to Item 5.07, “Submission of Matters to a Vote of Security Holders.”
On May 14, 2025, Murphy Oil Corporation held its annual meeting of stockholders. The results of voting related to matters brought before stockholders are shown below.

Proposal 1 – Election of Directors
The directors proposed by management were elected with a tabulation of votes to the nearest share as shown below.
				Broker
	For	Against	Abstain	Non-Votes
Claiborne P. Deming	116,428,727	3,560,308	183,406	11,403,090
Lawrence R. Dickerson	117,977,804	2,009,909	184,728	11,403,090
Michelle A. Earley	118,708,809	1,269,432	194,200	11,403,090
Eric M. Hambly	118,270,822	1,714,641	186,978	11,403,090
Elisabeth W. Keller	116,838,730	2,892,449	441,262	11,403,090
R. Madison Murphy	115,632,925	4,096,916	442,600	11,403,090
Jeffrey W. Nolan	113,842,952	5,879,682	449,807	11,403,090
Robert N. Ryan, Jr.	118,407,989	1,317,323	447,129	11,403,090
Laura A. Sugg	117,771,339	1,955,684	445,418	11,403,090
Robert B. Tudor, III	118,142,602	1,584,620	445,219	11,403,090

Proposal 2 – Advisory Vote to Approve Executive Compensation	112,573,581	7,030,317	568,543	11,403,090
Regarding an advisory vote on executive compensation, stockholders approved by vote the compensation of the Company’s named executive officers as shown.

Proposal 3 – Approval of the Proposed 2025 Long-Term Incentive Plan	113,527,850	6,082,341	562,250	11,403,090
Regarding a vote to adopt the proposed 2025 Long-Term Incentive Plan (2025 LTIP), stockholders approved by vote the 2025 LTIP as shown.

Proposal 4 – Approval of Appointment of Independent Registered Public Accounting Firm	127,617,324	3,267,952	690,255	—
The earlier appointment by the Audit Committee of the Board of Directors of KPMG LLP as the Company’s independent registered public accounting firm for 2025 was approved by the vote of stockholders as shown.

Item 9.01.  Financial Statements and Exhibits

(d)	Exhibits

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

Signature
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MURPHY OIL CORPORATION
Date: May 15, 2025
	By:	/s/ Paul D. Vaughan
Paul D. Vaughan
Vice President and Controller

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